Exhibit 99.1

FOR IMMEDIATE RELEASE

HC2 Portfolio Company DBM Global Inc. Completes Acquisition of GrayWolf Industrial
NEW YORK, November 30, 2018 -- HC2 Holdings, Inc. (“HC2”) (NYSE: HCHC), a diversified holding company, announced today that its operating subsidiary DBM Global Inc. (“DBM Global”) (OTC: DBMG), a family of companies providing fully integrated structural and steel construction services, has completed its previously announced acquisition of GrayWolf Industrial, a premier specialty maintenance, repair and installation services provider.
“Through this acquisition, which is expected to be accretive to DBM Global’s annual Adjusted EBITDA by just over $20 million and to provide what we believe will be stable free cash flow, we will diversify our revenue and service offering beyond fabrication and erecting into heavy maintenance and repair in the petrochemical, pulp & paper, oil refinery and power markets,” said Rustin Roach, President and Chief Executive Officer of DBM Global. “We look forward to welcoming the GrayWolf team to the DBM Global family and to offering a more extensive value proposition to our existing customers, while also cross-selling to GrayWolf's impressive list of blue-chip customers.”
“We believe GrayWolf’s strong culture, outstanding reputation in the industry and complementary services will allow DBM to reach more end-markets, while at the same time helping to counter the cyclicality of the commercial construction market given the long-term and recurring nature of GrayWolf’s maintenance and service contracts,” said Philip Falcone, HC2’s Chairman, Chief Executive Officer and President. “Through this transaction, we are closer to our goal of making DBM a $1 billion revenue and $100 million Adjusted EBITDA industrial services company.”
For nearly 40 years, GrayWolf has developed an outstanding reputation for on-time deliveries, commitment to safety and furnishing quality services and products. GrayWolf provides services including specialty welding, maintenance and rigging, among others, to clients across the United States and select international locations in a variety of heavy industrial and mechanical industries, ranging from power to petrochemical to pulp & paper to mining. The focus on maintenance and service is complementary to the existing DBM Global fabrication and erection capabilities.
The purchase price for the acquisition, inclusive of $80 million of assumed debt of GrayWolf was $135 million (subject to working capital adjustments), which was financed with $15 million of cash from DBM Global’s balance sheet and $40 million of cash from HC2’s insurance subsidiary via an investment in DBM Global's direct parent, DBM Global Intermediate Holdco, and an $80 million term loan incurred by DBM Global used to refinance the assumed debt of GrayWolf.
The Company also announced that Michael Lampert, GrayWolf’s Chief Operating Officer, has been appointed Chief Executive Officer ("COO") of the new GrayWolf subsidiary of DBM Global, reporting to Rustin Roach.

Mr. Lampert is a 30+ year integrated sales, engineering, manufacturing and finance veteran and has been with GrayWolf for the last decade. In his most recent role as COO, he was responsible for all operations across GrayWolf’s four business segments including sales and estimating, project execution, safety, quality and human resources. Previously, Mr. Lampert served as GrayWolf’s Chief Financial Officer where he was responsible for all financial operations across the business. Prior to joining GrayWolf in 2008, Mr. Lampert spent nearly 20 years with Integrated Energy Technologies where he served most recently as President based in Evansville, Indiana. Mr. Lampert also served as a United States Air Force officer and obtained a Master of Science and Bachelor of Arts degree from Southern Illinois University.
Mr. Lampert commented, “On behalf of all the GrayWolf team members, we look forward to being part of the DBM Global and HC2 family and leveraging each other’s complementary services, customer bases and culture to drive synergies across the business.”
About HC2
HC2 Holdings, Inc. is a publicly traded (NYSE: HCHC) diversified holding company which seeks opportunities to acquire and grow businesses that can generate long-term sustainable free cash flow and attractive returns in order to maximize value for all stakeholders. HC2 has a diverse array of operating subsidiaries across eight reportable segments, including Construction, Marine Services, Energy, Telecommunications, Life Sciences, Broadcasting, Insurance and Other. HC2’s largest operating subsidiaries include DBM Global Inc., a family of companies providing fully integrated structural and steel construction services, and Global Marine Systems Limited, a leading provider of engineering and underwater services on submarine cables. Founded in 1994, HC2 is headquartered in New York, New York. Learn more about HC2 and its portfolio companies at www.hc2.com.
About DBM Global Inc.
DBM Global Inc. is focused on delivering world class, sustainable value to its clients through a highly collaborative portfolio of companies which provide better designs, more efficient construction and superior asset management solutions. The Company offers integrated steel construction services from a single source and professional services which include design-assist, design-build, engineering, BIM participation, 3D steel modeling/detailing, fabrication, advanced field erection, project management, and state-of-the-art steel management systems. Major market segments include commercial, healthcare, convention centers, stadiums, gaming and hospitality, mixed use and retail, industrial, public works, bridges, transportation, and international projects. The Company, which is headquartered in Phoenix, Arizona, has operations in United States, Australia, Canada, India, New Zealand, Philippines, Thailand and the United Kingdom.
Cautionary Statement Regarding Forward-Looking Statements
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this press release include, without limitation, statements regarding our expectation regarding building shareholder value. Such statements are based on the beliefs and assumptions of HC2’s management and the management of HC2’s subsidiaries and portfolio companies. HC2 believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and HC2’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, the ability of our subsidiaries (including, target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions, capital market conditions, our and our subsidiaries’ ability to refinance existing debt, identify any suitable future acquisition opportunities, efficiencies/cost avoidance, cost savings, income and margins, growth, economies of scale, combined operations, future economic performance, conditions to, and the timetable for, completing the integration of financial reporting of acquired or target businesses with HC2 or the applicable subsidiary of HC2, completing future acquisitions and dispositions, litigation, potential and contingent liabilities, management’s plans, changes in regulations and taxes.
These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release.
You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
For information on HC2 Holdings, Inc., please contact:
Andrew G. Backman
Managing Director
Investor Relations & Public Relations
abackman@hc2.com
212-339-5836